EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of VSI Liquidation Corp. (the "Company") on Form 10-Q for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Ed Strickland, the President and Chief Executive Officer of the Company, and Donald
P. Carson, the Acting Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ed Strickland                            /s/ Donald P. Carson
-------------------------------------        -----------------------------------
ED STRICKLAND                                DONALD P. CARSON
President and                                Acting Financial Officer
Chief Executive Officer                      November 12, 2004
November 12, 2004